Exhibit 10.5

CVENT, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT – EE1

Unless otherwise defined herein, the terms defined in the Amended and Restated Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

The undersigned Participant has been granted an Option to purchase shares of Common Stock (“Shares”) of the Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Type of Option:	☐ ISO

☐ NQSO

Term/Expiration Date:	10th anniversary of grant date

Vesting Schedule:

Subject to the accelerated vesting provisions below, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Fifty percent (50%) of the Shares subject to the Option shall vest on the two (2) year anniversary of the Vesting Commencement Date, and twenty-five percent (25%) of the Shares subject to the Option shall vest on the yearly anniversary thereafter, subject to Participant continuing to be an Eligible Person through each such date.

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Termination Period:

This Option shall be exercisable for thirty (30) days after Participant ceases to be an Eligible Person, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Eligible Person. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11 of the Agreement.

Notice Requirement:

Participant must provide the Corporation advanced written notice of no less than ten (10) business days (or twenty (20) business days if Participant is a manager-level or higher employee as of the date of providing notice) prior to voluntarily terminating status as an Eligible Person (the “Notice Requirement”). Notwithstanding anything herein to the contrary, if Participant does not comply with the Notice Requirement, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period.

Restrictive Covenants: Without limiting any confidentiality, invention assignment agreement or other similar agreements between Participant and the Corporation, Participant hereby agrees to the following covenants set forth below (collectively, the “Restrictive Covenants”). Notwithstanding anything herein to the contrary, if Participant violates any of the Restrictive Covenants, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period. Participant acknowledges and agrees that the Restrictive Covenants shall apply following the purchase of Shares subject to the Option as set forth in Section 6 of the Exercise Notice, which is incorporated herein by reference. For all purposes of the Plan and this Option Agreement, the administrator of the Plan (the “Administrator”) shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion. The Restrictive Covenants are as follows:

Non-Disclosure: Participant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information (as defined below), and Participant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of services on behalf of the Corporation, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Corporation. Participant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Participant shall provide prior written notice to Corporation and seek a protective order or such similar confidential protection as may be available under applicable law. Participant agrees that no ownership of Confidential Information is conveyed to the Participant. Without limiting the foregoing, Participant shall not use or disclose any Corporation property, intellectual property rights, trade secrets or other proprietary know-how of the Corporation to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under his or her service relationship with the Corporation for any third party.

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Non-Solicitation: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant agrees not to personally solicit any of the employees either of the Corporation or any Parent or Subsidiary to become employed elsewhere or provide the names of such employees to any other company that Participant has reason to believe will solicit such employees.

Non-Compete: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant shall not provide services to a competitor of the Corporation or any Parent or Subsidiary whether as an employee, officer, director, independent contractor, consultant, agent or otherwise.

Invention Clause: To the extent that, in the course of performing the services to the Corporation, Participant jointly or solely conceives, develops, or reduces to practice any inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, based on Confidential Information obtained from the Corporation and pertaining to the Corporation’s business, Participant hereby agrees to assign all rights, titles and interest to such inventions to the Corporation.

Definitions. The following terms shall have the following meanings when used in the Option Agreement:

“Change in Control” means a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than sixty percent (60%) of the total voting power of the stock of the Corporation, except that any change in the ownership of the stock of the Corporation as a result of a private financing of the Corporation that is approved by the Board of Directors will not be considered a Change in Control.

“Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Corporation, its affiliates or subsidiaries, or to the Corporation’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Corporation’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Corporation on whom Participant called or with whom Participant became acquainted during the term of Participant’s service relationship with the Corporation), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Corporation, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Corporation, its affiliates or Subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Participant can establish (i) was publicly known or made generally available prior to the time of disclosure to Participant; (ii) becomes publicly known or made generally available after disclosure to Participant through no wrongful action or inaction of Participant; or (iii) is in the rightful possession of Participant, without confidentiality obligations, at the time of disclosure as shown by Participant’s then-contemporaneous written records.

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II.	AGREEMENT

1. Grant of Option. The administrator of the Plan (the “Administrator”) hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an ISO, this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a NQSO. Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NQSO granted under the Plan. In no event shall the Administrator, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Corporation, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

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4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Corporation under a formal cashless exercise program adopted by the Corporation in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Corporation.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

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7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Corporation (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Corporation in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Corporation on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal

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Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Corporation cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Virginia.

11. Change in Control. In the event of a Change in Control, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option (or portion thereof), the Participant shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of limited period of time following date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING

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PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Corporation upon any change in the residence address indicated below.

PARTICIPANT	CVENT, INC.

/s/ Rajeev K. Aggarwal
Signature

Rajeev K. Aggarwal
Print Name	Chief Executive Officer

Residence Address

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EXHIBIT A

AMENDED AND RESTATED STOCK INCENTIVE PLAN

EXERCISE NOTICE

Cvent, Inc.

8180 Greensboro Drive, Suite 900

McLean, VA 22102

Attention: Stock Plan Administrator

1. Exercise of Option. Effective as of today,             ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of Cvent, Inc. (the “Corporation”) under and pursuant to the Amended and Restated Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated             ,      (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Corporation the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

5. Corporation’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Corporation in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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6. Restrictive Covenants. Participant reaffirms the terms of the Restrictive Covenants set forth in the Notice of Stock Option Grant. If Participant violates any of the Restrictive Covenants, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion.

7. Notice Requirement. Participant reaffirms the terms of the Notice Requirement set forth in the Notice of Stock Option Grant. If Participant violates the Notice Requirement, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Notice Requirement in its sole reasonable good-faith discretion.

8. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.

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(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Virginia. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

Submitted by:	Accepted by:
PARTICIPANT	CVENT, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	CVENT, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:

(a) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements

Cvent _ Stock Option Agreement EX1	Page 1

of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

Cvent _ Stock Option Agreement EX1	Page 2

CVENT, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT – EX1

Unless otherwise defined herein, the terms defined in the Amended and Restated Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

III.	NOTICE OF STOCK OPTION GRANT

Name:

The undersigned Participant has been granted an Option to purchase shares of Common Stock (“Shares”) of the Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Type of Option:	☐ ISO

☐ NQSO

Term/Expiration Date:	10th anniversary of grant date

Vesting Schedule:

Subject to the accelerated vesting provisions below, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Fifty percent (50%) of the Shares subject to the Option shall vest on the two (2) year anniversary of the Vesting Commencement Date, and twenty-five percent (25%) of the Shares subject to the Option shall vest on the yearly anniversary thereafter, subject to Participant continuing to be an Eligible Person through each such date.

Cvent _ Stock Option Agreement EX1	Page 3

Accelerated Vesting:

Notwithstanding the Vesting Schedule above, thirty-five (35%) of the then-unvesterd Shares shall accelerate upon a Change in Control (as defined below), subject to Participant continuing to be an Eligible Person through such date.

Termination Period:

This Option shall be exercisable for thirty (30) days after Participant ceases to be an Eligible Person, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Eligible Person. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11 of the Agreement.

Notice Requirement:

Participant must provide the Corporation advanced written notice of no less than forty (40) business day prior to voluntarily terminating status as an Eligible Person (the “Notice Requirement”). Notwithstanding anything herein to the contrary, if Participant does not comply with the Notice Requirement, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period.

Restrictive Covenants: Without limiting any confidentiality, invention assignment agreement or other similar agreements between Participant and the Corporation, Participant hereby agrees to the following covenants set forth below (collectively, the “Restrictive Covenants”). Notwithstanding anything herein to the contrary, if Participant violates any of the Restrictive Covenants, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period. Participant acknowledges and agrees that the Restrictive Covenants shall apply following the purchase of Shares subject to the Option as set forth in Section 6 of the Exercise Notice, which is incorporated herein by reference. For all purposes of the Plan and this Option Agreement, the administrator of the Plan (the “Administrator”) shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion. The Restrictive Covenants are as follows:

Non-Disclosure: Participant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information (as defined below), and Participant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of services on behalf of the Corporation, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Corporation. Participant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Participant shall provide prior written notice to Corporation and seek a protective order or such similar confidential protection as may be available under applicable law. Participant agrees that no ownership of Confidential Information is conveyed to the Participant. Without limiting the foregoing, Participant shall not use or disclose any Corporation property, intellectual property rights, trade secrets or other

Cvent _ Stock Option Agreement EX1	Page 4

proprietary know-how of the Corporation to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under his or her service relationship with the Corporation for any third party.

Non-Solicitation: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant agrees not to personally solicit any of the employees either of the Corporation or any Parent or Subsidiary to become employed elsewhere or provide the names of such employees to any other company that Participant has reason to believe will solicit such employees.

Non-Compete: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant shall not provide services to a competitor of the Corporation or any Parent or Subsidiary whether as an employee, officer, director, independent contractor, consultant, agent or otherwise.

Invention Clause: To the extent that, in the course of performing the services to the Corporation, Participant jointly or solely conceives, develops, or reduces to practice any inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, based on Confidential Information obtained from the Corporation and pertaining to the Corporation’s business, Participant hereby agrees to assign all rights, titles and interest to such inventions to the Corporation.

Definitions. The following terms shall have the following meanings when used in the Option Agreement:

“Change in Control” means a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires, in a single transaction or a series of related transactions, ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Corporation, except that any change in the ownership of the stock of the Corporation as a result of a private placement of the securities of the Corporation that is approved by the Board of Directors will not be considered a Change in Control unless the Board affirmatively determines that such private placement shall be considered a Change in Control hereunder.

“Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Corporation, its affiliates or subsidiaries, or to the Corporation’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Corporation’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Corporation on whom Participant called or with whom Participant became acquainted during the term of Participant’s service relationship with the Corporation), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Corporation, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Corporation, its affiliates or Subsidiaries. Notwithstanding the

Cvent _ Stock Option Agreement EX1	Page 5

foregoing, Confidential Information shall not include any such information which Participant can establish (i) was publicly known or made generally available prior to the time of disclosure to Participant; (ii) becomes publicly known or made generally available after disclosure to Participant through no wrongful action or inaction of Participant; or (iii) is in the rightful possession of Participant, without confidentiality obligations, at the time of disclosure as shown by Participant’s then-contemporaneous written records.

IV.	AGREEMENT

1. Grant of Option. The administrator of the Plan (the “Administrator”) hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an ISO, this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a NQSO. Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NQSO granted under the Plan. In no event shall the Administrator, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

Cvent _ Stock Option Agreement EX1	Page 6

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Corporation, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Corporation under a formal cashless exercise program adopted by the Corporation in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Corporation.

Cvent _ Stock Option Agreement EX1	Page 7

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Corporation (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of

Cvent _ Stock Option Agreement EX1	Page 8

Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Corporation in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Corporation on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Corporation cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Virginia.

11. Change in Control. In the event of a Change in Control, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option (or portion thereof), the Participant shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of limited period of time following date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

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12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Corporation upon any change in the Notice of Stock Option Grant.

PARTICIPANT	CVENT, INC.

/s/ Rajeev K. Aggarwal

Signature

Rajeev K. Aggarwal
Print Name	Chief Executive Officer

Residence Address

Cvent _ Stock Option Agreement EX1	Page 10

EXHIBIT A

AMENDED AND RESTATED STOCK INCENTIVE PLAN

EXERCISE NOTICE

Cvent, Inc.

8180 Greensboro Drive, Suite 900

McLean, VA 22102

Attention: Stock Plan Administrator

14. Exercise of Option. Effective as of today,             ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of Cvent, Inc. (the “Corporation”) under and pursuant to the Amended and Restated Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated             ,      (the “Option Agreement”).

15. Delivery of Payment. Participant herewith delivers to the Corporation the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

16. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

17. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

18. Corporation’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Corporation in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

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19. Restrictive Covenants. Participant reaffirms the terms of the Restrictive Covenants set forth in the Notice of Stock Option Grant. If Participant violates any of the Restrictive Covenants, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion.

20. Notice Requirement. Participant reaffirms the terms of the Notice Requirement set forth in the Notice of Stock Option Grant. If Participant violates the Notice Requirement, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Notice Requirement in its sole reasonable good-faith discretion.

21. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

22. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE

Cvent _ Stock Option Agreement EX1	Page 3

UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

23. Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

24. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

25. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Virginia. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

26. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

Submitted by:	Accepted by:
PARTICIPANT	CVENT, INC.

Signature	By

Print Name	Print Name

Cvent _ Stock Option Agreement EX1	Page 4

Title

Address:	Address:

Date Received

Cvent _ Stock Option Agreement EX1	Page 5

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	CVENT, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:

(e) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(f) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(g) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701

Cvent _ Stock Option Agreement India	Page 1

may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(h) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

Cvent _ Stock Option Agreement India	Page 2

CVENT, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT – INDIA

Unless otherwise defined herein, the terms defined in the Amended and Restated Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

V.	NOTICE OF STOCK OPTION GRANT

Name:

The undersigned Participant has been granted an Option to purchase shares of Common Stock (“Shares”) of the Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Type of Option:	NQSO

Term/Expiration Date:	10th anniversary of grant date

Vesting Schedule:

Subject to the accelerated vesting provisions below, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Fifty percent (50%) of the Shares subject to the Option shall vest on the two (2) year anniversary of the Vesting Commencement Date, and twenty-five percent (25%) of the Shares subject to the Option shall vest on the yearly anniversary thereafter, subject to Participant continuing to be an Eligible Person through each such date.

Termination Period:

This Option shall be exercisable for thirty (30) days after Participant ceases to be an Eligible Person, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Eligible Person. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11 of the Agreement.

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Notice Requirement:

Participant must provide the Corporation advanced written notice of no less than sixty (60) days prior to voluntarily terminating status as an Eligible Person (the “Notice Requirement”). Notwithstanding anything herein to the contrary, if Participant does not comply with the Notice Requirement, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period.

Restrictive Covenants: Without limiting any confidentiality, invention assignment agreement or other similar agreements between Participant and the Corporation, Participant hereby agrees to the following covenants set forth below (collectively, the “Restrictive Covenants”). Notwithstanding anything herein to the contrary, if Participant violates any of the Restrictive Covenants, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period. Participant acknowledges and agrees that the Restrictive Covenants shall apply following the purchase of Shares subject to the Option as set forth in Section 6 of the Exercise Notice, which is incorporated herein by reference. For all purposes of the Plan and this Option Agreement, the administrator of the Plan (the “Administrator”) shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion. The Restrictive Covenants are as follows:

Non-Disclosure: Participant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information (as defined below), and Participant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of services on behalf of the Corporation, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Corporation. Participant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Participant shall provide prior written notice to Corporation and seek a protective order or such similar confidential protection as may be available under applicable law. Participant agrees that no ownership of Confidential Information is conveyed to the Participant. Without limiting the foregoing, Participant shall not use or disclose any Corporation property, intellectual property rights, trade secrets or other proprietary know-how of the Corporation to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under his or her service relationship with the Corporation for any third party.

Non-Solicitation: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant agrees not to personally solicit any of the employees either of the Corporation or any Parent or Subsidiary to become employed elsewhere or provide the names of such employees to any other company that Participant has reason to believe will solicit such employees.

Non-Compete: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant shall not provide services to a competitor of the Corporation or any Parent or Subsidiary whether as an employee, officer, director, independent contractor, consultant, agent or otherwise.

Cvent _ Stock Option Agreement India	Page 4

Invention Clause: To the extent that, in the course of performing the services to the Corporation, Participant jointly or solely conceives, develops, or reduces to practice any inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, based on Confidential Information obtained from the Corporation and pertaining to the Corporation’s business, Participant hereby agrees to assign all rights, titles and interest to such inventions to the Corporation.

Definitions. The following terms shall have the following meanings when used in the Option Agreement:

“Change in Control” means a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than sixty percent (60%) of the total voting power of the stock of the Corporation, except that any change in the ownership of the stock of the Corporation as a result of a private financing of the Corporation that is approved by the Board of Directors will not be considered a Change in Control.

“Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Corporation, its affiliates or subsidiaries, or to the Corporation’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Corporation’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Corporation on whom Participant called or with whom Participant became acquainted during the term of Participant’s service relationship with the Corporation), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Corporation, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Corporation, its affiliates or Subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Participant can establish (i) was publicly known or made generally available prior to the time of disclosure to Participant; (ii) becomes publicly known or made generally available after disclosure to Participant through no wrongful action or inaction of Participant; or (iii) is in the rightful possession of Participant, without confidentiality obligations, at the time of disclosure as shown by Participant’s then-contemporaneous written records.

VI.	AGREEMENT

1. Grant of Option. The administrator of the Plan (the “Administrator”) hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

Cvent _ Stock Option Agreement India	Page 5

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Corporation, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the

Cvent _ Stock Option Agreement India	Page 6

representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Corporation under a formal cashless exercise program adopted by the Corporation in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Corporation.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option,

Cvent _ Stock Option Agreement India	Page 7

may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Regardless of any action Corporation or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and remains Participant’s responsibility and that Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

Prior to exercise of the Option, Participant will pay or make adequate arrangements satisfactory to Corporation and/or the Employer to satisfy all withholding and payment on account obligations of Corporation and/or the Employer. In this regard, Participant authorizes Corporation and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by Corporation and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, Corporation may, in its discretion, (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that Corporation only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, Participant will pay to Corporation or the Employer any amount of Tax-Related Items that Corporation or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. Corporation may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

(b) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an

Cvent _ Stock Option Agreement India	Page 8

additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Corporation cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Virginia.

11. Change in Control. In the event of a Change in Control, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option (or portion thereof), the Participant shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of limited period of time following date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

12. Acknowledgements.

(a) Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

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(b) The Corporation (and not the Employer) is granting the Option. The Corporation will administer the Plan from outside Participant’s country of residence and that United States of America law along with the Foreign Exchange Management Act, 1999 of India, the rules and regulations notified thereunder and any amendments thereto and other applicable Indian laws will govern all Options granted under the Plan.

(c) Participant acknowledges that Participant, being a resident of India, is currently limited to investing an aggregate of no more than $200,000 United States Dollars per fiscal year in offshore companies, if the exercise occurs after Participant ceases to be an Eligible Person. The Corporation is considered to be an offshore company. Participant acknowledges it is Participant’s responsibility to comply with this restriction (as it may be in force at the time of exercise of the Option) and to coordinate any investment in the Corporation through exercise of the Option with other investments made by Participant in offshore companies during a fiscal year.

(d) That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Corporation, do not constitute regular or periodic payments. The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Corporation for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

(e) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Corporation. Neither the grant of the Option nor any future grant of an Option by the Corporation will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The grant of the Option does not constitute a customary concession or privilege, or create a vested right in Participant to require the grant of Options or other awards to be made each year. The Corporation has the right, at any time to amend, suspend or terminate the Plan.

(f) The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Corporation will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(g) Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Corporation.

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(h) In the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of Participant’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option grant.

13. Data Privacy. By entering into this Option Agreement, and as a condition of the grant of the Option, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and Corporation and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Corporation and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any shares of stock acquired upon exercise of the Option. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

14. English Language. Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

Cvent _ Stock Option Agreement India	Page 11

15. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Corporation upon any change in the residence address indicated below.

PARTICIPANT	CVENT, INC.

/s/ Rajeev K. Aggarwal

Signature

Rajeev K. Aggarwal
Print Name	Chief Executive Officer

Residence Address

Cvent _ Stock Option Agreement India	Page 12

EXHIBIT A

AMENDED AND RESTATED STOCK INCENTIVE PLAN

EXERCISE NOTICE

Cvent, Inc.

8180 Greensboro Drive, Suite 900

McLean, VA 22102

Attention: Stock Plan Administrator

27. Exercise of Option. Effective as of today,             ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of Cvent, Inc. (the “Corporation”) under and pursuant to the Amended and Restated Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated             ,      (the “Option Agreement”).

28. Delivery of Payment. Participant herewith delivers to the Corporation the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

29. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

30. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

31. Corporation’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Corporation in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

Cvent _ Stock Option Agreement India	Page 2

32. Restrictive Covenants. Participant reaffirms the terms of the Restrictive Covenants set forth in the Notice of Stock Option Grant. If Participant violates any of the Restrictive Covenants, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion.

33. Notice Requirement. Participant reaffirms the terms of the Notice Requirement set forth in the Notice of Stock Option Grant. If Participant violates the Notice Requirement, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Notice Requirement in its sole reasonable good-faith discretion.

34. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

35. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE

Cvent _ Stock Option Agreement India	Page 3

UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

36. Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

37. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

38. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Virginia. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

39. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

Submitted by:	Accepted by:
PARTICIPANT	CVENT, INC.

Signature	By

Print Name	Print Name

Cvent _ Stock Option Agreement India	Page 4

Title

Address:	Address:

Date Received

Cvent _ Stock Option Agreement India	Page 5

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	CVENT, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:

(i) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(j) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(k) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements

Cvent _ Stock Option Agreement RH1	Page 1

of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(l) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

Cvent _ Stock Option Agreement RH1	Page 2

CVENT, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT (RH1)

Unless otherwise defined herein, the terms defined in the Amended and Restated Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

VII.	NOTICE OF STOCK OPTION GRANT

Name:

The undersigned Participant has been granted an Option to purchase shares of Common Stock (“Shares”) of the Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Type of Option:	☐ ISO

☐ NQSO

Term/Expiration Date:	10th anniversary of grant date

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Seventy-five percent (75%) of the Shares subject to the Option shall vest on the three (3) year anniversary of the Vesting Commencement Date, and the remaining twenty-five percent (25%) of the Shares subject to the Option shall vest on the fourth (4th) anniversary of the Vesting Commencement, subject to Participant continuing to be an Eligible Person through each such date.

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Termination Period:

This Option shall be exercisable for thirty (30) days after Participant ceases to be an Eligible Person, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Eligible Person. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11 of the Agreement.

Notice Requirement:

Participant must provide the Corporation advanced written notice of no less than ten (10) business days (or twenty (20) business days if Participant is a manager-level or higher employee as of the date of providing notice) prior to voluntarily terminating status as an Eligible Person (the “Notice Requirement”). Notwithstanding anything herein to the contrary, if Participant does not comply with the Notice Requirement, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period.

Restrictive Covenants: Without limiting any confidentiality, invention assignment agreement or other similar agreements between Participant and the Corporation, Participant hereby agrees to the following covenants set forth below (collectively, the “Restrictive Covenants”). Notwithstanding anything herein to the contrary, if Participant violates any of the Restrictive Covenants, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period. Participant acknowledges and agrees that the Restrictive Covenants shall apply following the purchase of Shares subject to the Option as set forth in Section 6 of the Exercise Notice, which is incorporated herein by reference. For all purposes of the Plan and this Option Agreement, the administrator of the Plan (the “Administrator”) shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion. The Restrictive Covenants are as follows:

Non-Disclosure: Participant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information (as defined below), and Participant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of services on behalf of the Corporation, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Corporation. Participant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Participant shall provide prior written notice to Corporation and seek a protective order or such similar confidential protection as may be available under applicable law. Participant agrees that no ownership of Confidential Information is conveyed to the Participant. Without limiting the foregoing, Participant shall not use or disclose any Corporation property, intellectual property rights, trade secrets or other proprietary know-how of the Corporation to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under his or her service relationship with the Corporation for any third party.

Cvent _ Stock Option Agreement RH1	Page 4

Non-Solicitation: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant agrees not to personally solicit any of the employees either of the Corporation or any Parent or Subsidiary to become employed elsewhere or provide the names of such employees to any other company that Participant has reason to believe will solicit such employees.

Non-Compete: For eighteen (18) months following a Participant’s termination of status as an Eligible Person, Participant shall not provide services to a competitor of the Corporation or any Parent or Subsidiary whether as an employee, officer, director, independent contractor, consultant, agent or otherwise.

Invention Clause: To the extent that, in the course of performing the services to the Corporation, Participant jointly or solely conceives, develops, or reduces to practice any inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, based on Confidential Information obtained from the Corporation and pertaining to the Corporation’s business, Participant hereby agrees to assign all rights, titles and interest to such inventions to the Corporation.

Definitions. The following terms shall have the following meanings when used in the Option Agreement:

“Change in Control” means a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than sixty percent (60%) of the total voting power of the stock of the Corporation, except that any change in the ownership of the stock of the Corporation as a result of a private financing of the Corporation that is approved by the Board of Directors will not be considered a Change in Control.

“Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Corporation, its affiliates or subsidiaries, or to the Corporation’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Corporation’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Corporation on whom Participant called or with whom Participant became acquainted during the term of Participant’s service relationship with the Corporation), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Corporation, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Corporation, its affiliates or Subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Participant can establish (i) was publicly known or made generally available prior to the time of disclosure to Participant; (ii) becomes publicly known or made generally available after disclosure to Participant

Cvent _ Stock Option Agreement RH1	Page 5

through no wrongful action or inaction of Participant; or (iii) is in the rightful possession of Participant, without confidentiality obligations, at the time of disclosure as shown by Participant’s then-contemporaneous written records.

VIII.	AGREEMENT

1. Grant of Option. The administrator of the Plan (the “Administrator”) hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an ISO, this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a NQSO. Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NQSO granted under the Plan. In no event shall the Administrator, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Corporation, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

Cvent _ Stock Option Agreement RH1	Page 6

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Corporation under a formal cashless exercise program adopted by the Corporation in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Corporation.

Cvent _ Stock Option Agreement RH1	Page 7

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Corporation (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Corporation in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Corporation on the compensation income recognized by Participant.

Cvent _ Stock Option Agreement RH1	Page 8

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Corporation cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Virginia.

11. Change in Control. In the event of a Change in Control, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option (or portion thereof), the Participant shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of limited period of time following date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Cvent _ Stock Option Agreement RH1	Page 9

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Corporation upon any change in the residence address indicated below.

PARTICIPANT	CVENT, INC.

/s/ Rajeev K. Aggarwal

Signature

Rajeev K. Aggarwal
Print Name	Chief Executive Officer

Residence Address

Cvent _ Stock Option Agreement RH1	Page 10

EXHIBIT A

AMENDED AND RESTATED STOCK INCENTIVE PLAN

EXERCISE NOTICE

Cvent, Inc.

8180 Greensboro Drive, Suite 900

McLean, VA 22102

Attention: Stock Plan Administrator

40. Exercise of Option. Effective as of today,             ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the Common Stock (the “Shares”) of Cvent, Inc. (the “Corporation”) under and pursuant to the Amended and Restated Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated             ,      (the “Option Agreement”).

41. Delivery of Payment. Participant herewith delivers to the Corporation the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

42. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

43. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

44. Corporation’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Corporation in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

Cvent _ Stock Option Agreement RH1	Page 2

45. Restrictive Covenants. Participant reaffirms the terms of the Restrictive Covenants set forth in the Notice of Stock Option Grant. If Participant violates any of the Restrictive Covenants, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion.

46. Notice Requirement. Participant reaffirms the terms of the Notice Requirement set forth in the Notice of Stock Option Grant. If Participant violates the Notice Requirement, the Corporation shall have the right for ninety (90) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Notice Requirement in its sole reasonable good-faith discretion.

47. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

48. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE

Cvent _ Stock Option Agreement RH1	Page 3

UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

49. Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

50. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

51. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Virginia. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

52. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

Submitted by:	Accepted by:
PARTICIPANT	CVENT, INC.

Signature	By

Print Name	Print Name

Cvent _ Stock Option Agreement RH1	Page 4

Title

Address:	Address:

Date Received

Cvent _ Stock Option Agreement RH1	Page 5

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	CVENT, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:

(m) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(n) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(o) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(p) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

Cvent _ Stock Option Agreement RH1	Page 2